UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On May 2, 2017, Endurance International Group Holdings, Inc. (the “Company”) issued a press release announcing certain financial results and other information for the quarter ended March 31, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2017 Annual Meeting of Stockholders of the Company held on April 26, 2017, the Company’s stockholders voted on the following proposals:

1.	The Company’s stockholders elected the three nominees listed below as Class I directors to the Company’s board of directors, each for a three year term ending at the Company’s 2020 annual meeting of stockholders. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Michael Hayford	121,126,450	329,178	2,489	13,092,587
Peter Perrone	121,115,954	339,674	2,489	13,092,587
Chandler Reedy	119,250,660	2,204,965	2,492	13,092,587

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
120,508,528	921,168	28,421	13,092,587

3.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified. The voting results were as follows:

For	Against	Abstain
134,461,855	63,008	25,841

Item 9.01.	Financial Statements and Exhibits

(d) The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:

99.1	Press release issued by Endurance International Group Holdings, Inc. on May 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: May 2, 2017

/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Endurance International Group Holdings, Inc. on May 2, 2017.